THIS REPORT HAS BEEN FILED WITH THE SECURITIES
                     AND EXCHANGE COMMISSION VIA EDGAR

     ---------------------------------------------------------------

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

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                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  July 21, 1995




                            KUHLMAN CORPORATION



            (Exact name of registrant as Specified in Charter)

           Delaware               1-7695               58-2058047
       (State or other     (Commision File No.)     (I.R.S. Employer
       jurisdiction of                             Identification No.)
       incorporation or
       organization)


                     1 Skidaway Village Walk, Suite 201
                            Savannah, Georgia 31411
              (Address of Principal executive office)(Zip Code)

                        Registrant's telephone number,
                      including area code -- (912)598-7809

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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

Item 7.

(c)  EXHIBITS



Exhibit 27.    See Index to Exhibits on page 4.


Exhibit 99. See Index to Exhibits on page 4 which lists the supplemental consolidated financial statements and notes thereto filed herein.

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              KUHLMAN CORPORATION
                              (Registrant)

                              By: /s/ Robert S. Jepson, Jr.
                                 -----------------------------
                                  Robert S. Jepson, Jr.
                                  Chairman of the Board and
                                  Chief Executive Officer



Dated:  July 21, 1995

                            KUHLMAN CORPORATION

                             INDEX TO EXHIBITS

EXHIBIT 27  FINANCIAL DATA SCHEDULES

     Financial Data Schedule and the Twelve Months
        Ended December 31, 1994. . . . . . . . . . . . . . . .5

     Financial Data Schedule and the Three Months
        Ended March 31, 1995 . . . . . . . . . . . . . . . . .6

EXHIBIT 99
(a) Supplemental Consolidated Financial Statements

     Supplemental Consolidated Statements of
        Income(loss)for the Three Years in the
        Period Ended December 31, 1994 . . . . . . . . . . . .7

     Supplemental Consolidated Balance Sheets as
        of December 31, 1994 and 1993. . . . . . . . . . . .8-9

     Supplemental Consolidated Statements of Cash
        Flows for each of the Three Years in the
        Period Ended December 31, 1994 . . . . . . . . . . . 10

     Supplemental Consolidated Statement of
        Shareholders' Equity as of December 31, 1994 . . . . 11

     Notes to Supplemental Consolidated
        Financial Statements . . . . . . . . . . . . . . .12-37

     Report of Independent Public Accountants. . . . . . .38-39

     Supplemental Consoildated Statements of
        Income for the Three Months Ended
        March 31, 1995 and 1994. . . . . . . . . . . . . . . 40

     Supplemental Consolidated Balance Sheets
        as of March 31, 1995 and 1994. . . . . . . . . . . . 41

     Supplemental Consolidated Statements of
        Cash Flows for the Three Months Ended
        March 31, 1995 and 1994. . . . . . . . . . . . . . . 42

     Supplemental Consolidated Statement of
        Shareholders' Equity as of March 31, 1995. . . . . . 43

     Notes to Supplemental Consolidated Financial
        Statements . . . . . . . . . . . . . . . . . . . .44-45